UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811- 05908
John Hancock Patriot Premium Dividend Fund II
(Exact name of registrant as specified in charter)
601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)
Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)
Registrant's telephone number, including area code: 617-663-4324
Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Premium Dividend Fund II

10.31.2005 **Annual Report**

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

Trustees & officers
page 28

For more information
page 33

To Our Shareholders,

I am pleased to be writing to you as the new President and Chief Executive Officer of John Hancock Funds, LLC, following the departure of James A. Shepherdson to pursue other opportunities. In addition, on July 25, 2005, your fund’s Board of Trustees appointed me to the roles of President and Chief Executive Officer of your fund.

As a means of introduction, I have been involved in the mutual fund industry since 1985. I have been with John Hancock Funds for the last 15 years, most recently as executive vice president of retail sales and marketing and a member of the company’s executive and investment committees. In my former capacity, I was responsible for all aspects of the distribution and marketing of John Hancock Funds’ open-end and closed-end funds. Outside of John Hancock, I have served as Chairman of the Investment Company Institute (ICI) Sales Force Marketing Committee since September 2003.

It is an exciting time to be at John Hancock Funds, and I am grateful for the opportunity to lead and shape its future growth. With the acquisition of John Hancock by Manulife Financial Corporation in April 2004, we are receiving broad support toward the goal of providing our shareholders with excellent investment opportunities and a more complete lineup of choices for the discerning investor.

For one example, we have recently added five “Lifestyle Portfolio” funds-of-funds that blend multiple fund offerings from internal and external money managers to create a broadly diversified asset allocation portfolio. Look for more information about these exciting additions to the John Hancock family of funds in the near future.

Although there has been a change in executive-level management, rest assured that the one thing that never wavers is John Hancock Funds’ commitment to placing the needs of shareholders above all else. We are all dedicated to the task of working with you and your financial advisors to help you reach your long-term financial goals.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of October 31, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
of capital, for hold-
ers of its common
shares by investing
at least 80% of its
assets in dividend-
paying securities.

Over the last twelve months

▪	Dividend-paying securities posted good gains, overcoming scattered bouts of weakness during the year.

▪	The Fund’s comparatively large stake in strong-performing utility common stocks helped it outpace its Lipper peer group average.

▪	Preferred-stock holdings posted mostly positive gains, although lower-coupon securities lagged.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

Top 10 issuers
4.1%	Bear Stearns Cos., Inc.
3.3%	CH Energy Group, Inc.
3.3%	Citigroup, Inc.
3.2%	Lehman Brothers Holdings, Inc.
3.0%	DTE Energy Co.
2.8%	Energy East Corp.
2.7%	NSTAR
2.6%	KeySpan Corp.
2.4%	Public Service Electric & Gas Co.
2.3%	Xcel Energy, Inc.

As a percentage of net assets plus the value of preferred shares on October 31, 2005.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK

Patriot Premium Dividend Fund II

Dividend-paying securities posted modest gains for the 12-month period ended October 31, 2005. At the beginning of the period, preferred stocks -- which are the primary emphasis of John Hancock Patriot Premium Dividend Fund II -- were beginning to re-gain their footing after a summer 2004 sell-off precipitated by the first in a series of interest rate hikes by the Federal Reserve. Despite evidence of a strengthening economy and additional rate hikes throughout the remainder of 2004, preferred-stock prices moved higher, responding to investors’ confidence that even though the Fed might continue its campaign of raising interest rates, those rate hikes would be small and measured, given the potential for high oil prices and rising interest rates themselves to dampen future economic growth. Preferred stocks were further boosted by strong demand, as investors continued to seek dividend-paying securities, particularly in light of the fact that changes in the federal tax code in 2003 helped make ownership of certain dividend-yielding stocks more attractive.

“Dividend-paying securities posted modest gains for the 12-month period ended October 31, 2005.”

Utility common stocks

Among dividend-paying stocks, utility common stocks were the runaway winners during the past 12 months, and ended the period as one of the overall stock market’s best-performing industry groups. There was robust investor demand for utility common stocks due to their high dividend payouts, which were very attractive in a period when fixed-income investments offered investors low interest rates. Additionally, investors became increasingly bullish on the group in response to utility companies strides to reduce their debt levels and improve their balanced sheets. The final month of the period saw a bout of profit taking in the group, as shares of energy-producing companies also sold off as oil prices retreated somewhat. Overall good third quarter earnings helped the group recover toward the end of October.

Performance

For the 12 months ended October 31, 2005, John Hancock Patriot Premium Dividend Fund II returned 7.14% at net asset value and 5.35% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average income and preferred stock closed-end fund returned 6.76% at net asset value, according to Lipper, Inc. The main factor driving the Fund’s outperformance versus its Lipper peer group average was our larger stake in utility common stocks. Those stocks, as measured by the Dow Jones Utility Average --which tracks the performance of 15 electric and natural gas utilities -- returned 32.49% for the year, dramatically outpacing the broader stock market, as measured by the Standard & Poor’s 500 Index’s return of 8.72% ..

Chart-topping utility common stocks

Given the sector’s overall strength, it’s not surprising that many of our utility common-stock holdings were also our best performers during the year, particularly those that owned energy production operations. Holdings in Dominion Resources, Inc. for example, performed quite well in large part due to strong financial results from its energy exploration and production business. Another chart topper was National Fuel Gas Co., which benefited from its pipeline and storage and exploration and production operations. Also performing well was TECO Energy, Inc., which benefited from its coal mining and transportation segments.

“Given the sector’s overall strength, it’s not surprising that many of our utility common-stock holdings were also our best performers...”

Preferred-stock holdings: leaders and laggards

Among our preferred-stock holdings, Sierra Pacific Power Co. was a winner. It was helped by colder weather earlier this year and an increase in rates that became effective late last year. On the flip side were our holdings in Lehman Brothers Holdings, Inc., which tread water during the period because they carried yields below that offered by newly-issued securities, which muted demand for the securities.

Industry
distribution[1]

Multi-utilities
& unregulated
power -- 40%

Electric
utilities -- 22%

Investment banking
& brokerage -- 7%

Oil & gas exploration
& production -- 6%

Other diversified
financial services
-- 5%

Gas utilities -- 4%

Diversified
banks -- 3%

Short-term
investments -- 2%

Multi-line
insurance -- 2%

Consumer
finance -- 2%

Regional
banks -- 2%

Integrated oil
& gas -- 2%

All others -- 3%

Supply glut = opportunity

Over the summer, there was a glut of newly-issued preferred stocks as companies rushed to lock in low interest rates. That influx of supply weighed on preferred-stock prices and afforded us the opportunity to buy some attractively valued, tax-advantaged issues with relatively high coupons. Among our purchases were Entergy Mississippi, Inc., a subsidiary of Entergy Corp., and insurance giant MetLife, Inc., which carried coupons of 6.25% and 6.50%, respectively.

A word about dividends

The Fund’s dividend payout was adjusted during the period. It was necessitated by the ongoing redemptions of higher coupon preferred stocks within the portfolio, as well as by a relatively low yield-reinvestment environment, and increases in the cost of the Fund’s leverage. The new monthly dividend rate is intended to better reflect the Funds’ current earnings prospects while striving to avoid any return of capital payouts. The new dividend amount of $0.057 per month equates to an annualized yield of 6.19%, based on the Fund’s closing market price as of October 31, 2005.

Outlook

After chalking up substantial gains over the past two years, the utilities sector had finally slowed down performance-wise in the final month of the period. Yet, utilities continue to reap the bene-fits of their efforts to repair their balance sheets, improve cash flows, whittle down debts and return to their core competencies by shedding non-regulated business. And with utilities looking to consolidate and cut costs, we believe that more merger and acquisition activity is likely, which we expect to provide a good underpinning for utility stocks. The recent passage of the national energy bill by Congress late in the period is a significant positive for utilities, as it provides incentives for investment that will help regulated earnings growth and repeals anachronistic legislation that could open the door to more consolidation in the industry. Finally, there remains a strong appetite for dividends, with utility stocks being a primary beneficiary of that trend. Given our forecast for slowing economic conditions and ongoing strong demand for dividend- paying securities, we believe that preferred stocks also may have the wind at their backs in the months to come, although they too have been subjected to short-term bouts of weakness due to new issue supply and fluctuations in the Treasury markets.

“...passage of the national energy bill by Congress late in the period is a significant positive for utilities...”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on October 31, 2005.

F I N A N C I A L   S TAT E M E N T S

FUND’S INVESTMENTS Securities owned by the Fund on October 31, 2005

This schedule is divided into three main categories: common stocks, preferred securities and short-term investments. The common stocks and preferred securities are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 54.87%		$97,299,887
(Cost $87,324,776)
Electric Utilities 3.74%		6,633,142

Cinergy Corp.	50,000	1,995,000

Great Plains Energy, Inc.	10,750	308,632

Progress Energy, Inc.	99,000	4,315,410

Progress Energy, Inc. (Contingent Value Obligation) (B)(I)	176,250	14,100
Gas Utilities 2.97%		5,263,973

Atmos Energy Corp.	15,250	401,075

National Fuel Gas Co.	74,700	2,251,458

Peoples Energy Corp.	70,200	2,611,440
Integrated Telecommunication Services 2.09%		3,701,447

SBC Communications, Inc.	102,350	2,441,047

Verizon Communications, Inc.	40,000	1,260,400
Multi-Utilities & Unregulated Power 46.07%		81,701,325

Alliant Energy Corp.	182,900	4,837,705

Ameren Corp.	80,000	4,208,000

CH Energy Group, Inc.	198,800	9,254,140

Consolidated Edison, Inc.	78,000	3,549,000

Dominion Resources, Inc.	79,700	6,063,576

DTE Energy Co.	193,500	8,359,200

Duke Energy Corp.	90,000	2,383,200

Energy East Corp.	320,000	7,632,000

KeySpan Corp.	205,700	7,111,049

NiSource, Inc.	133,550	3,158,458

NSTAR	276,000	7,507,200

OGE Energy Corp.	137,632	3,545,400

Public Service Enterprise Group, Inc.	16,000	1,006,240

Sierra Pacific Resources (I)	128,650	1,666,018

TECO Energy, Inc.	196,750	3,403,775

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

Issuer		Shares	Value
Multi-Utilities & Unregulated Power (continued)

Vectren Corp.		30,000	$814,500

WPS Resources Corp.		55,400	3,022,624

Xcel Energy, Inc.		228,000	4,179,240

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred securities 97.31%			$172,555,599
(Cost $169,112,523)
Agricultural Products 2.05%			3,625,734

Ocean Spray Cranberries, Inc., 6.14%, Ser A (S)	BB+	44,250	3,625,734
Broadcasting & Cable TV 0.64%			1,127,878

Shaw Communications, Inc., 8.50% (Canada)	B+	44,300	1,127,878
Consumer Finance 2.79%			4,945,920

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,945,920
Diversified Banks 4.06%			7,203,895

Bank of America Corp., 6.75%,
Depositary Shares, Ser VI	A	76,700	3,976,895

Royal Bank of Scotland Group Plc, 5.75%,
Ser L (United Kingdom)	A	140,000	3,227,000
Electric Utilities 30.48%			54,052,488

Alabama Power Co., 5.20%	BBB+	249,475	5,862,662

Boston Edison Co., 4.78%	BBB+	67,342	5,858,754

Carolina Power & Light Co., $4.20	Baa3	41,151	3,047,746

Carolina Power & Light Co., $5.44	BB+	10,607	975,844

Delmarva Power & Light Co., 3.70%	BBB–	13,109	947,125

Duquesne Light Co., 6.50%	BB+	107,000	5,457,000

Entergy Mississippi, Inc., 6.25%	BB+	153,000	3,815,437

Georgia Power Co., 6.00%, Ser R	A	34,900	866,916

Interstate Power & Light Co., 7.10%, Ser C	BBB–	76,500	2,065,500

Interstate Power & Light Co., 8.375%, Ser B	BBB–	25,000	825,000

Monongahela Power Co., $6.28, Ser D	B	24,931	2,324,816

PPL Electric Utilities Corp., 4.40%	BBB	29,440	2,414,080

Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)	CCC+	200,986	4,974,403

Southern California Edison Co., 6.125%	BBB–	35,000	3,491,250

Virginia Electric & Power Co., $4.80	BBB–	6,338	584,087

Virginia Electric & Power Co., $6.98	BBB–	35,000	3,659,687

Virginia Electric & Power Co., $7.05	BBB–	10,000	1,046,250

Wisconsin Public Service Corp., 6.76%	A–	35,883	3,720,619

See notes to financial statements.

F I N A N C I A L S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Electric Utilities (continued)

Xcel Energy, Inc., $4.08, Ser B	BB+	8,610	$688,800

Xcel Energy, Inc., $4.11, Ser D	BB+	8,770	708,177

Xcel Energy, Inc., $4.16, Ser E	BB+	9,390	718,335
Gas Utilities 3.28%			5,808,868

Southern Union Co., 7.55%	BB+	219,700	5,808,868
Integrated Oil & Gas 2.33%			4,125,000

Coastal Finance I, 8.375%	CCC	165,000	4,125,000
Integrated Telecommunication Services 0.00%			5,000

Touch America Holdings, Inc., $6.875 (B)(G)(H)	D	50,000	5,000
Investment Banking & Brokerage 11.39%			20,202,813

Bear Stearns Cos., Inc. (The), 5.49%,
Depositary Shares, Ser G	BBB	50,650	2,494,513

Bear Stearns Cos., Inc. (The), 5.72%,
Depositary Shares, Ser F	BBB	95,300	4,717,350

Bear Stearns Cos., Inc. (The), 6.15%,
Depositary Shares, Ser E	BBB	84,000	4,208,400

Lehman Brothers Holdings, Inc., 5.67%,
Depositary Shares, Ser D	A–	124,800	6,177,600

Lehman Brothers Holdings, Inc., 5.94%,
Depositary Shares, Ser C	A–	53,000	2,604,950
Multi-Line Insurance 2.98%			5,289,900

MetLife, Inc., 6.50%, Ser B	BBB	210,000	5,289,900
Multi-Utilities & Unregulated Power 16.19%			28,702,174

Baltimore Gas & Electric Co., 6.70%, Ser 1993	BBB–	20,250	2,105,368

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Baa1	30,000	3,132,189

BGE Capital Trust II, 6.20%	BBB–	191,000	4,689,050

Energy East Capital Trust I, 8.25%	BBB–	180,700	4,587,973

Public Service Electric & Gas Co., 4.08%, Ser A	BB+	5,000	392,500

Public Service Electric & Gas Co., 4.18%, Ser B	BB+	13,657	1,106,217

Public Service Electric & Gas Co., 6.92%	BB+	47,998	5,008,294

SEMPRA Energy, $4.36	BBB+	19,250	1,565,025

SEMPRA Energy, $4.75, Ser 53	BBB+	6,305	529,620

South Carolina Electric & Gas Co., 6.52%	Baa1	55,000	5,585,938
Oil & Gas Exploration & Production 9.67%			17,153,249

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BBB–	48,200	4,702,513

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	51,500	5,177,362

See notes to
financial statements.

	F I N A N C I A L		S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Oil & Gas Exploration & Production (continued)

Devon Energy Corp., 6.49%, Ser A	BB+	50,645	$5,203,774

Nexen, Inc., 7.35% (Canada)	BB+	80,000	2,069,600
Other Diversified Financial Services 8.11%			14,383,865

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A	96,000	4,929,600

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	56,400	2,848,200

Citigroup, Inc., 6.365%, Depositary Shares, Ser F	A	28,500	1,456,065

JPMorgan Chase & Co., 6.625%, Depositary Shares, Ser H	A–	100,000	5,150,000
Regional Banks 2.56%			4,540,065

HSBC USA, Inc., $2.8575	A1	93,900	4,540,065
Trucking 0.78%			1,388,750

AMERCO, 8.50%, Ser A	CCC+	55,000	1,388,750

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 3.89%			$6,889,000
(Cost $6,889,000)
Commercial Paper 3.89%			6,889,000

Chevron Texaco Corp., 11-01-05	3.85%	$6,889	6,889,000

Total investments 156.07%			$276,744,486

Other assets and liabilities, net 0.36%			$646,447

Fund preferred shares and accrued dividends (56.43%)			($100,069,867)

Total net assets 100.00%			$177,321,066

(A)	Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B)	This security is fair valued in good faith under procedures established by the Board of Trustees.

(G)	Security rated internally by John Hancock Advisers, LLC.

(H)	Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I)	Non-income-producing security.

(S)	This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,625,734 or 2.05% of the Fund’s net assets as of October 31, 2005.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

ASSETS AND
LIABILITIES

October 31, 2005

This Statement
of Assets and
Liabilities is the
Fund’s balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You’ll
also find the net
asset value for each
common share.

Assets
Investments at value (cost $263,326,299)	$276,744,486
Cash	317
Dividends receivable	918,198
Other assets	38,225
Total assets	277,701,226

Liabilities
Payable to affiliates
Management fees	187,767
Other	27,399
Other payables and accrued expenses	95,127
Total liabilities	310,293
Dutch Auction Rate Transferrable Securities preferred
shares (DARTS), Series A, including accrued dividends,
unlimited number of shares of beneficial interest
authorized with no par value, 500 shares issued,
liquidation preference of $100,000 per share	50,048,337
DARTS Series B, including accrued dividends, unlimited
number of shares of beneficial interest authorized
with no par value, 500 shares issued, liquidation
preference of $100,000 per share	50,021,530

Net assets
Common shares capital paid-in	168,307,245
Accumulated net realized loss on investments	(5,280,310)
Net unrealized appreciation of investments	13,418,187
Accumulated net investment income	875,944
Net assets applicable to common shares	$177,321,066

Net asset value per common share
Based on 15,046,539 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value	$11.78

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

OPERATIONS

For the year ended
October 31, 2005

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends	$15,719,054
Interest	124,110
Total investment income	15,843,164

Expenses
Investment management fees	2,210,655
Administration fees	283,236
DARTS auction fees	268,472
Custodian fees	54,426
Professional fees	47,783
Transfer agent fees	44,838
Printing	40,463
Federal excise tax	37,893
Miscellaneous	28,161
Registration and filing fees	23,825
Trustees’ fees	18,055
Compliance fees	5,611
Total expenses	3,063,418
Net investment income	12,779,746

Realized and unrealized gain (loss)
Net realized loss on investments	(5,219,000)
Change in net unrealized appreciation
(depreciation) of investments	7,310,541
Net realized and unrealized gain	2,091,541
Distributions to DARTS Series A	(1,246,074)
Distributions to DARTS Series B	(1,258,654)
Increase in net assets from operations	$12,366,559

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	10-31-04	10-31-05

Increase (decrease) in net assets
From operations
Net investment income	$12,631,030	$12,779,746
Net realized gain (loss)	502,635	(5,219,000)
Change in net unrealized
appreciation (depreciation)	11,520,595	7,310,541
Distributions to DARTS
Series A and B	(1,311,189)	(2,504,728)
Increase in net assets resulting
from operations	23,343,071	12,366,559
Distributions to common shareholders
From net investment income	(12,187,484)	(11,615,930)
From Fund share transactions	73,246	--

Net assets
Beginning of period	165,341,604	176,570,437
End of period[1]	$176,570,437	$177,321,066

1 Includes accumulated net investment income of $2,178,789 and $875,944, respectively.

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

F I N A N C I A L
H I G H L I G H T S

COMMON SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	10-31-01	10-31-02	10-31-03	10-31-04	10-31-05

Per share operating performance
Net asset value,
beginning of period	$12.24	$12.06	$10.01	$10.99	$11.73
Net investment income[1]	1.05	0.99	0.87	0.84	0.85
Net realized and unrealized
gain (loss) on investments	(0.20)	(2.14)	1.21	0.80	0.14
Distributions to DARTS
Series A and B	(0.25)	(0.12)	(0.08)	(0.09)	(0.17)
Total from investment operations	0.60	(1.27)	2.00	1.55	0.82
Less distributions
to common shareholders
From net investment income	(0.78)	(0.78)	(1.02)	(0.81)	(0.77)
Net asset value, end of period	$12.06	$10.01	$10.99	$11.73	$11.78
Per share market value,
end of period	$10.93	$9.40	$11.14	$11.19	$11.05
Total return at market value[2] (%)	15.22	(7.55)	30.87	8.06	5.35

Ratios and supplemental data
Net assets applicable to common shares,
end of period (in millions)	$181	$150	$165	$177	$177
Ratio of expenses
to average net assets[3] (%)	1.78	1.91	1.91	1.78	1.67
Ratio of net investment income
to average net assets[4] (%)	8.46	8.66	8.45	7.38	6.96
Portfolio turnover (%)	27	10	9	9	11

Senior securities
Total DARTS Series A outstanding
(in millions)	$50	$50	$50	$50	$50
Total DARTS Series B outstanding
(in millions)	$50	$50	$50	$50	$50
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit[5]	$283,166	$247,689	$264,239	$272,034	$276,340

See notes to financial statements.

F I N A N C I A L   H I G H L I G H T S

Notes to Financial Highlights
[1] Based on the average of the shares outstanding.
[2] Assumes dividend reinvestment.
[3] Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.16%, 1.20%, 1.16%, 1.12% and
1.08%, respectively.
[4] Ratios calculated on the basis of net investment income relative to the average net assets of common shares.
Without the exclusion of preferred shares, the ratio of net investment income would have been 5.50%, 5.46%,
5.14%, 4.66% and 4.50%, respectively.
[5] Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Patriot Premium Dividend Fund II (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $5,258,627 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital, gains. To the extent that such car-ryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2010 -- $30,872, October 31, 2011 -- $21,267 and October 31, 2013 -- $5,206,488.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended October 31, 2004, the tax character of distributions paid was as follows: ordinary income $13,498,673. During the year ended October 31, 2005, the tax character of distributions paid was as follows: ordinary income $14,120,658.

As of October 31, 2005, the components of distributable earnings on a tax basis included $987,707 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund’s average weekly net assets and the value attributable to the Dutch Auction Rate Transferable Securities preferred shares (collectively, “managed assets”), plus 5.00% of the Fund’s weekly gross income. The Adviser’s total fee is limited to a maximum amount equal to 1.00% annually of the Fund’s average weekly managed assets. For the year ended October 31, 2005 the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services, and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.10% of the Fund’s average weekly managed assets. The compensation for the year amounted to $283,236. The Fund also paid the Adviser the amount of $80 for certain publishing services, included in the printing fees. The Fund also reimbursed John Hancock Life Insurance Co. for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is an offi-cer of certain affiliates of the Adviser, as well as affili-ated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of other unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

Common shares

This listing illustrates the Fund’s common shares, dividend reinvestments, reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

	Year ended 10-31-04		Year ended 10-31-05
	Shares	Amount	Shares	Amount
Beginning of period	15,039,985	$168,356,100	15,046,539	$168,345,748
Dividends reinvested	6,554	73,246	--	--
Reclassification of
capital accounts	--	(83,598)	--	(38,503)
End of period	15,046,539	$168,345,748	15,046,539	$168,307,245

Dutch Auction Rate
Transferable Securities
preferred shares Series A
and Series B

The Fund issued Dutch Auction Rate Transferable Securities preferred shares (“DARTS”), 598 shares of Series A and 598 shares of Series B in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares. During the year ended October 31, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS Series A and B ranged from 1.79% to 3.21% and from 1.99% to 3.20%, respectively, during the year ended October 31, 2005. Accrued dividends on DARTS are included in the value of DARTS on the Fund’s Statement of Assets and Liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund’s bylaws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2005, aggregated $31,869,744 and $34,541,838, respectively.

The cost of investments owned on October 31, 2005, including short-term investments, for federal income tax purposes was $263,347,931. Gross unrealized appreciation and depreciation of investments aggregated $23,805,094 and $10,408,539, respectively, resulting in net unrealized appreciation of $13,396,555. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification of accounts

During the year ended October 31, 2005, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $436, an increase in accumulated net investment income of $38,067 and a decrease in capital paid-in of $38,503. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2005. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note F
Change in independent auditor
(unaudited)

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Deloitte & Touche LLP as the Fund’s Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended October 31, 2006. During the two most recent fiscal years, Deloitte & Touche LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports quali-fied as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

AUDITORS’ REPORT Report of Deloitte & Touche LLP, Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock
Patriot Premium Dividend Fund II,

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Premium Dividend Fund II (the “Fund”), as of October 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended October 31, 2004 and 2005 and the financial highlights for each of the years in the five-year period ended October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-cial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 9, 2005

TAX INFORMATION Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2005.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2005, 100% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2005.

Shareholders will be mailed a 2005 U.S. Treasury Department Form 1099-DIV in January 2006. This will reflect the total of all distributions that are taxable for calendar year 2005.

Investment
objective
and policy

The Fund’s investment objective is to provide a high current income consistent with modest growth of capital for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks.

The Fund’s non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment-grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

By-laws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The noti-fication must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders.

Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On December 16, 2003, the Trustees approved the following change to the Fund’s by-laws. The auction preferred section of the Fund’s by-laws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. By-laws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s by-laws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s by-laws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended October 31, 2005, dividends from net investment income totaling $0.84 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

PAYMENT	INCOME
DATE	DIVIDEND

November 15, 2004	$0.065*
December 15, 2004	0.065
January 18, 2005	0.065
February 15, 2005	0.065
March 15, 2005	0.065
April 15, 2005	0.065
May 16, 2005	0.065
June 15, 2005	0.065
June 30, 2005	0.065
July 29, 2005	0.065
August 31, 2005	0.065
September 30, 2005	0.065
October 31, 2005	0.057

*This dividend was declared during fiscal year ended October 31, 2004.

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services Newport Office Center VII 480 Washington Boulevard Jersey City, NJ 07310 Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 13, 2005, the Annual Meeting of the Fund was held to elect five Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 9,356,719 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James F. Carlin	9,253,411	102,437
William H. Cunningham	9,250,532	105,316
Richard P. Chapman, Jr.	9,240,943	114,905
James A. Shepherdson*	9,250,794	105,054
*James A. Shepherdson resigned effective July 15, 2005.

The preferred shareholders elected Patti McGill Peterson as Trustee of the Fund until her successor is duly elected and qualified, with the votes tabulated as follows: 871 FOR, 0 AGAINST, 0 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of Deloitte & Touche LLP as the Fund’s independent auditor for the fiscal year ending October 31, 2005, with votes tabulated as follows: 9,249,720 FOR, 40,124 AGAINST and 66,875 ABSTAINING.

Board Consideration
of and Continuation
of Investment Advisory Agreement:
John Hancock Patriot
Premium Dividend Fund II

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Premium Dividend Fund II (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19-20 and June 6-7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department,  (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe for most of the time periods under review. The Board particularly noted that, more recently, the Fund’s performance improved and was above the median and average performance of its Universe for the one-year period ended December 31, 2004. The Board also noted that the Fund’s performance was higher than or not appreciably below the performance of the Lipper Closed-End Income and Preferred Funds Index during the years under review and was above the benchmark index’s performance for the first quarter period ended March 31, 2005. The Board noted that, except for the one-year period ended December 31, 2004, the Fund’s performance was either above or not appreciably below the performance of the Fund’s other benchmark index, the Dow Jones Utility Average Index, for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio of the Fund reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid into a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in linewith the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board considered the additional analysis provided by the Adviser, and noted that the actual total operating expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1989	53
Director and Treasurer, Alpha Analytical Inc. (analytical laboratory) (since 1985);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director and Treasurer, Rizzo Associates (engineering) (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since
1987); Director and Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until
1999), Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts
Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1995	143
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies
(until 2001); Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (until 2004), STC Broadcasting,
Inc. and Sunrise Television Corp. (electronic manufacturing) (until 2001),
Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (Internet

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1995	143
service) (until 2003), Jefferson-Pilot Corporation (diversified life insurance company) (since 1985), New Century Equity Holdings (formerly Billing Concepts)
(until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc.
(until 2000), Metamor Worldwide (until 2000), AskRed.com (until 2001),
Southwest Airlines (since 2000) and Introgen (since 2000); Advisory Director,
Q Investments (until 2003); Advisory Director, Chase Bank (formerly Texas
Commerce Bank – Austin) (since 1988), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1992	143
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2002	53
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Chief Scientist, Sciences International (health research) (until 2003); Principal, Hollyhouse (consulting) (since 2000); Director,
CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1992	53
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”); John Hancock Funds, LLC (“John
Hancock Funds”) and The Berkeley Financial Group, LLC (“The Berkeley
Group”) (holding company) (since 2005); President U.S. Annuities; Senior
Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees
Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds; Director,
President and Chief Executive Officer, Sovereign Asset Management LLC
(“Sovereign”); Director, John Hancock Signature Services, Inc.; President, John
Hancock Trust; Chairman and President, NM Capital Management, Inc. (NM
Capital) (since 2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President, John Hancock
Funds (until 2005).

William H. King, Born: 1952		1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds (until 2001).

Francis V. Knox, Jr., Born: 1947		2005
Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer for John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company and John Hancock Funds (since 2005); Fidelity Investments –
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Fidelity Investments – Vice President and Ethics & Compliance Officer (until 2001).

John G. Vrysen, Born: 1955		2005
Executive Vice President and Chief Financial Officer; Director, the Adviser,
The Berkeley Group and John Hancock Funds.
Executive Vice President and Chief Financial Officer, the Adviser, Sovereign,
The Berkeley Group and John Hancock Funds (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages
The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.
The Statement of Additional Information of the Fund includes additional information about members of the
Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.
[1] Each Trustee serves until resignation, retirement age or until his or her successor is elected.
[2] Member of Audit Committee.
[3] Non-independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

OUR FAMILY OF FUNDS

Equity	Balanced Fund
Classic Value Fund
Core Equity Fund
Focused Equity Fund
Greater China Opportunities Fund
Growth Trends Fund
International Fund
Large Cap Equity Fund
Large Cap Select Fund
Mid Cap Growth Fund
Multi Cap Growth Fund
Small Cap Equity Fund
Small Cap Fund
Small Cap Growth Fund
Sovereign Investors Fund
U.S. Global Leaders Growth Fund

Allocation	Allocation Growth + Value Portfolio
Allocation Core Portfolio

Sector	Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

Income	Bond Fund
Government Income Fund
High Yield Fund
Investment Grade Bond Fund
Strategic Income Fund

Tax-Free Income	California Tax-Free Income Fund
High Yield Municipal Bond Fund
Massachusetts Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Free Bond Fund

Money Market	Money Market Fund
U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for DARTS	Stock symbol
John Hancock Advisers, LLC	Deutsche Bank Trust	Listed New York Stock
601 Congress Street	Company Americas	Exchange:
Boston, MA 02210-2805	280 Park Avenue	PDT
New York, NY 10017
Custodian		For shareholder assistance
The Bank of New York	Legal counsel	refer to page 23
One Wall Street	Wilmer Cutler Pickering
New York, NY 10286	Hale and Dorr LLP
60 State Street
Transfer agent and
Boston, MA 02109-1803
dividend disburser
Mellon Investor Services	Independent registered
Newport Office Center VII	public accounting firm
480 Washington Boulevard	Deloitte & Touche LLP
Jersey City, NJ 07310	200 Berkeley Street
Boston, MA 02116-5022

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD) www.jhfunds. com

P200A 10/05 12/05

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for “heightened preclearance” with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,250 for the fiscal year ended October 31, 2004 and $33,000 for the fiscal year ended October 31, 2005. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended October 31, 2004 and fiscal year ended October 31, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,250 for the fiscal year ended October 31, 2004 and $2,400 for the fiscal year ended October 31, 2005. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended October 31, 2004 and $4,000 for the fiscal year ended October 31, 2005. There were no other fees during the fiscal year ended October 31, 2004 and October 31, 2005 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2004 and October 31, 2005 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $2,250 for the fiscal year ended October 31, 2004, and $73,600 for the fiscal year ended October 31, 2005.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman Richard P. Chapman, Jr. Dr. John A. Moore Patti McGill Peterson ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Premium Dividend Fund II

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: December 21, 2005

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: December 21, 2005